U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2016

Arkados Group, Inc.

(Exact name of Company as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 320

Newark, NJ 07103

(Address of principal executive offices)

Telephone: (862) 393-1988

(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 2, 2016, Arkados Group, Inc. (the “Company”) issued a press release announcing its first quarter results for the fiscal first quarter ending August 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on SEC Form 8-K and is incorporated herein by reference.

The information included in this Item 2.02 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1*	Press release, dated November 2, 2016

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arkados Group, Inc. (Registrant)

November 2, 2016	By:	/s/ Terrence DeFranco
Terrence DeFranco Chief Executive Officer